G I N T E L  F U N D Summary of Investment Results

The investment objective is to achieve capital appreciation through investing in equities. The minimum initial investment in the Gintel Fund is $5,000, except for IRA accounts, where the minimum initial purchase is $2,000. There is no minimum on additional investments.

                         Summary of Investment Results*

------------------ -------------- ------------- --------------
                   Gintel Fund    S&P 500       Russell 2000
------------------ -------------- ------------- --------------
2001 (Six months)       10.24%         -6.72%         6.96%
2000                    -34.35%        -9.15%        -3.02%
1999                    81.52%         21.03%        21.26%
1998                    -10.95%        28.57%        -2.55%
1997                    29.22%         33.34%        22.36%
1996                    31.04%         22.99%        16.49%
1-Year                  -6.13%         -14.82%        0.68%
Compounded
Rate of Return
5-Year                  11.16%         14.47%         9.63%
Compounded
Rate of Return
10-Year                 11.01%         15.09%        13.50%
Compounded
Rate of Return
------------------ -------------- ------------- --------------


* Investment results for the Fund are net of expenses, with dividends and capital gains reinvested.

Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's prospectus contains more complete information and should be read carefully.




July 2, 2001




Dear Shareholders:


In the first six months of 2001, Gintel Fund's net asset value per share increased +10.24%. During the same period, the Dow Industrial Average, S&P 500 and NASDAQ Composite declined -1.83%, -6.72% and -12.55%, respectively, while the Russell 2000 rose +6.96%. At June 30th, $59.868 million, or 42.5% of the Fund's investment assets, was invested in short-term commercial paper awaiting reinvestment in equities, compared with $38.4 million, or 28.7% of the Fund's portfolio, at the end of March. As you can see, we continued to focus primarily on preserving capital, using short-term rallies to reduce the Fund's exposure to equities and add further to our cash position.

During the quarter the Fund made no new investments of any consequence, but sold a number of securities - some for tax losses to offset previously realized capital gains. We liquidated our position in Hercules and reduced our positions in Conseco, Checkpoint, CheckFree, IMAX, A&P and SLI, Inc. We also eliminated a number of other small positions, each of which accounted for less than 1% of the Fund's assets. Consequently, the Fund is in an extremely liquid position. This conservative investment posture will serve to lessen further downside market risk.

Factors that contributed to the mild stock market rally, which took place in the June quarter, included further interest rate reductions by the Federal Reserve Board and the enactment of legislation to reduce Federal income taxes for individual tax purposes. These actions by the government offered hope to investors that, at some point, a recovery would take place. Nevertheless, we continue to be concerned about current economic conditions and the effect corporate restructuring, downsizing and unemployment will have on investor psychology and equity valuations in the stock market. Overall corporate profits are declining; major sectors of the economy, such as telecommunications, technology and manufacturing, are in recession; and growth in consumer spending has slowed appreciably. We are finding more and more companies, both large and small, suddenly in financial distress. We can envision these conditions continuing into the year 2002 before the shakeout has run its course and a reversal in trend becomes evident.

We do not believe it prudent to be more heavily committed to the stock market at this time. We would prefer to wait for signs of a more positive economic and market scenario to unfold before committing more heavily to equities, recognizing that we may well miss some market opportunity if we have been too conservative in our approach.

In the aftermath of a business collapse, such as the one we are currently experiencing in various industries, any number of companies fall by the wayside. Unfortunately, we have several companies in our portfolio in that category whose senior managers are struggling with very difficult operating and financial problems. To our way of thinking, these stocks have declined now to such low prices that they represent perpetual warrants on the possibility of a future turn for the better. We intend to hold these, unless we decide to make some sales for tax purposes or our outlook changes.

June 2001 marks the 20th anniversary for the Gintel Fund. We want to take this opportunity to thank those original investors who have continued with us during the past two decades, as well as all other Gintel Fund shareholders, for their loyalty. Like other original investors, the investment adviser still has its initial investment in the Fund, and, in fact, the Gintel family and employees of Gintel Asset Management, Inc. continue to hold a major investment in the Fund.


Sincerely,



/s/ Robert M. Gintel                                 /s/ Edward F. Carroll
---------------------                                -----------------------
Robert M. Gintel                                     Edward F. Carroll
Chairman                                             Investment Manager



GINTEL FUND Statement of Net Assets

-------------------------- ---------------------------------------------------- -----------------
                                                                                As of June 30,
                                                                                2001
                                                                                (Unaudited)
------------------------------------------------------------------------------- -----------------
 Number of Shares                                            Cost**             Market Value
---------------------------------------------------------- -------------------- -----------------
               Common Stocks

               Insurance (18.88%)
               -------------------
1,950,000*     Conseco, Inc.                              $29,515,874          $26,617,500

               Technology-Related (11.82%)
               ---------------------------
475,000 *      CheckFree Corp.                              6,824,991           16,658,250

               Security Protection Systems (10.10%)
               ------------------------------------
800,000 *      Checkpoint Systems, Inc.                     5,328,492           14,240,000

               Supermarket (6.14%)
               --------------------
               The Great Atlantic & Pacific Tea Company,
585,000        Inc.                                         9,391,847            8,658,000

               Consumer Goods (2.90%)
               -----------------------
495,000        SLI, Inc.                                    5,046,779            4,083,750

               Household Products (1.93%)
               ---------------------------
900,000 f      Fantom Technologies, Inc.                    4,681,388            2,718,000

               Manufacturing & Service (1.28%)
               --------------------------------
500,000 *      Chart Industries, Inc.                         705,631            1,800,000

               Financial Institutions (1.20%)
               ------------------------------
150,000 *      Net.B@nk, Inc.                               1,869,069            1,695,000

               Entertainment (0.9%)
               ---------------------
647,400 * f    Imax Corporation                             8,748,415            1,268,904

               Waste Disposal Services (0.46%)
               --------------------------------
21,000         Waste Management, Inc.                         407,719              647,220

               Food (0.41%)
               ---------------
440,200 *      Northland Cranberries, Inc.                  2,336,267              572,260

               Medical Equipment (0.40%)
               --------------------------
700,000 *      Milestone Scientific Inc.                      769,478              560,000

               Battery Technology (0.26%)
               --------------------------
111,300 *      Evercel, Inc.                               346,362                 372,855

               Education (0.21%)
               ------------------
40,000 *       Nobel Learning Communities, Inc.            192,500                 302,800

               Copper Producer (0.01%)
               ------------------------
500            Phelps Dodge Corporation                    21,344                   20,750

               Telecommunications (0.01%)
               ---------------------------
100 *          Tellabs, Inc.                               4,839                     1,938

               Miscellaneous Securities *** (0.71%)      $ 913,268               $ 995,307
               ------------------------------------
               Imputed Brokerage Commission on
               Securities Owned                            270,000
                                                         ------------           -------------

               Total Common Stocks (57.62%)                77,374,263           81,212,534

Principal Amount

               Short Term Obligations

6,000,000      American Express                            6,000,000            6,000,000
               4.018%, due 07/11/01
6,000,000      Citicorp                                    6,000,000            6,000,000
               3.664%, due 07/31/01
6,000,000      Ford Motor Credit                           6,000,000            6,000,000
               3.927%, due 07/18/01
5,868,000      GE Capital Corp.                            5,868,000            5,868,000
               4.071%, due 07/02/01
6,000,000      GE Capital Services                         6,000,000            6,000,000
               3.696%, due 08/01/01
6,000,000      General Motors Acceptance Corp.             6,000,000            6,000,000
               4.191%, due 07/05/01
6,000,000      International Business Machines Corp.       6,000,000            6,000,000
               3.620%, due 08/22/01
6,000,000      John Deere Capital Corp.                    6,000,000            6,000,000
               3.645%, due 08/08/01
6,000,000      Prudential Funding Corp.                    6,000,000            6,000,000
               3.792%, due 07/25/01
6,000,000      Wells Fargo                                 6,000,000            6,000,000
                                                          -------------        -----------
               3.748%, due 08/15/01

               Total Short Term Obligations (42.47%)       59,868,000           59,868,000
                                                          --------------       ------------

               Total Investments (100.09%)               $137,242,263          $141,080,534
                                                         ===============       -------------

               Liabilities net of other assets (-0.09)%                         (124,372)
                                                                                -------------

               Net Assets Applicable to Outstanding                             $140,956,162
               Shares (100.00%)
                                                                               ==============
               Net asset value per share -- based on
               9,391,348 shares of beneficial interest
               (offering and redemption price)                                  $15.01


*    Non-income producing investments.

**   Cost basis for Federal income tax purposes.

***  Includes 8 investments, some of which are non-income producing investments.

f    Foreign.

                       See notes to financial statements.


GINTEL FUND Statement of Operations


                                                                        For the Six Months Ended
                                                                        June 30, 2001
                                                                        (Unaudited)

Investment Income:
Interest                                                                $1,181,325
Dividends                                                               60,293
Miscellaneous                                                           60,990
                                                                       ------------

        Total investment income                                          1,302,608

Expenses:
Administrative expense                        793,389
Investment advisory fees                      700,452
Other expenses                                29,009
                                            -----------
Total Expenses                                                          1,522,850
                                                                        -----------
Net investment loss                                                     (220,242)

Net realized gain on investments              2,306,516

Net increase in unrealized appreciation of    11,069,817
investments                                ---------------

Net gain on investments                                                 13,376,333
                                                                        ------------
Net increase in net assets resulting from                               $13,156,091
operations                                                              ============


                 See notes to financial statements.


GINTEL FUND Statements of Changes in Net Assets

                                       Six Months Ended
                                       June 30, 2001                Year Ended
                                       (Unaudited)                  December 31, 2000
Operations:
Net investment income (loss)          $ (220,242)                     $ 317,570
Net realized gain on investments       2,306,516                        655,177
Net increase (decrease) in unrealized
appreciation of investments           11,069,817                     (73,714,071)
                                      -----------                    ------------
Net increase (decrease) from
        operations                    13,156,091                     (72,741,324)

Distributions to Shareholders:
Net investment income                   (316,316)                              -
Net realized gain on investments               -                     (63,266,150)
                                      ------------                   ------------
Net (decrease) from distributions
        to shareholders                 (316,316)                    (63,266,150)

Capital Share Transactions:
Proceeds from shares issued            6,980,069                       4,011,249
Reinvestment of dividends                289,736                      57,928,762
Cost of shares repurchased            (9,596,276)                    (17,166,869)
                                      -------------                  ------------
      Net (decrease) increase
      from capital share transactions (2,326,471)                     44,773,142

Total increase (decrease) in
net assets                            10,513,304                     (91,234,332)
Net assets - beginning of period     130,442,858                     221,677,190
                                    ---------------                  ------------
Net assets - end of period        $  140,956,162                   $ 130,442,858
                                    ===============                ==============

Net Assets Consist of:
Capital stock                     $ 135,902,871                    $ 138,229,343
Undistributed net investment loss    (1,433,643)                        (897,086)
Undistributed net realized gain
from security transactions            2,378,662                           72,146
Unrealized appreciation
(depreciation) on investments         4,108,272                       (6,961,545)
                                    -----------                    --------------
                                  $ 140,956,162                    $ 130,442,858
                                   ============                    ==============

                       See notes to financial statements.


GINTEL FUND Condensed Financial Information
            (Per share Income and Capital Changes)


                                Six Months Ended             Year Ended December 31,
                                   6/30/2001
                                  (Unaudited)        2000             1999         1998           1997          1996
------------------------------------------------------------------------------------------------------------------------
Net Asset Value
        Beginning of Year            $13.65          $29.37          $16.18         $21.78         $18.10       $15.37

Income (loss) from
        Investment operations
        Net investment income (loss)  (.03)(2)          .03            (.09)           .12            .12          .37
        Net realized and unrealized
        gain (loss) on securities      1.42           (7.37)          13.28          (2.71)          5.13         4.40
------------------------------------------------------------------------------------------------------------------------
Total from Investment Income (loss)    1.39           (7.34)          13.19          (2.59)          5.25         4.77
------------------------------------------------------------------------------------------------------------------------
Less: Distributions
        Net investment income         (.03)               -               -           (.11)          (.15)        (.35)
        Capital gains                    -            (8.38)              -          (2.90)         (1.42)       (1.69)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                   (.03)           (8.38)              -          (3.01)         (1.57)       (2.04)
------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period       $15.01          $13.65          $29.37         $16.18         $21.78       $18.10
------------------------------------------------------------------------------------------------------------------------
Total Return                          10.2% (1)      (34.4%)          81.5%         (11.0%)         29.2%        31.0%
------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period           $140,956,162 $130,442,858   $221,677,190   $144,419,495   $180,724,468   $147,905,695
Ratio of operating expenses to
        average net assets             2.2%            1.9%            1.9%           1.7%           1.8%         1.8%
Ratio of net investment
        income (loss) to average
        net assets                    (0.3%)          (0.6%)          (0.5%)          0.6%           0.8%         2.2%
Portfolio turnover rate               11.1%           62.6%           95.3%          61.4%          52.0%        61.4%
Shares outstanding, end of period      9,391,348    9,557,729      7,547,520      8,923,667      8,295,837     8,171,707


(1)  Not annualized.

(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.

                       See notes to financial statements.


GINTEL FUND Notes to Financial Statements                     June 30, 2001
                                                                (Unaudited)
(Note A) - Organization:

The Gintel Fund (the "Fund") is a Massachusetts business trust formed under the laws of the Commonwealth of Massachusetts with authority to issue an unlimited number of shares of beneficial interest.

(Note B) - Significant Accounting Policies:

1.   Security Valuation:
Investments in securities are valued at the last reported sales price on the last business day of the period, or in the absence of a recorded sale, at the mean of the closing bid and asked price on that date. Short-term investments are valued at cost which approximates market value.

2.   Federal Income Taxes:
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term gains to its shareholders. Therefore, no Federal income tax provision is required. On January 2, 2001, the Fund distributed ordinary income of $316,316 ($.0331 per share) applicable to the year ended December 31, 2000.

3.   Other:
As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized gain or loss on security transactions is determined on the basis of first-in, first-out or specific identification.

4.   Use of estimates:
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(Note C) - Investment Advisory Agreement:
The Fund's Investment Advisory Agreement with Gintel Asset Management, Inc., a related party, provides for the annual fee of 1% based on the daily value of the Fund's net assets.

(Note D) - Administrative Services Agreement:
The Fund's Administrative Services Agreement provides that in consideration for the services provided by Gintel & Co., the Fund's Distributor and a related party, and the payment by the Distributor of substantially all of the Fund's expenses, including but not limited to brokerage commissions and operating expenses (but excluding the Investment Advisor's fees, the fees paid to non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Distributor would receive an Administrative Services Fee. The Distributor receives a fee of 1.25% of the first $50 million of the average daily net assets of the Fund, 1.125% of the next $50 million of the average daily net assets and 1.0% of the average daily net assets in excess of $100 million.

(Note E)
The Administrator has retained Firstar Mutual Funds Services, LLC (the Transfer Agent) to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist the Administrator in providing executive, administrative and regulatory services to the Fund. The Administrator (not the Fund) pays the Transfer Agent's fees for these services.

(Note F) - Imputed Commissions:
The Fund provides for imputed brokerage commissions to be extracted from the Administrative Services Fee and to be applied to the cost of securities sold and held. For the six months ended June 30, 2000, the Fund estimated imputed brokerage commissions to be $85,000 which decreased administrative expense, and thereby decreased net investment loss by $85,000, increased unrealized appreciation by $60,500, and decreased realized gains by $145,500.

(Note G) - Other Matters:
1. Investments:
Unrealized appreciation at June 30, 2001              $21,834,270
Unrealized depreciation at June 30, 2001              (17,725,998)
Imputed commissions on securities owned                  (270,000)
                                                     ---------------
                                                       $3,838,272
                                                     ===============


                                                              Six Months Ended
                                                                June 30, 2001
                                                              -----------------
Purchases of securities other than
short-term investments                                        $10,327,543
Sales of securities other than short-term investments          $29,007,048

2. Capital Stock (in shares):
                                            Six Months Ended      Year Ended
                                            June 30, 2001      December 31, 2000
                                          ------------------ -------------------

Shares issued                               443,451                 269,763
Shares reinvested                            21,933               2,850,825
Shares repurchased                         (631,765)             (1,110,379)
                                           ---------             -----------
Net (decrease)                             (166,381)             (2,010,209)
                                           =========             ============


GINTEL FUND Investment Staff

Robert M. Gintel
     Robert Gintel has spent his entire business career in the investment industry with more than 45 years of experience as a professional investor. Mr. Gintel is Chairman and Chief Executive Officer of Gintel Asset Management, Inc. He is also Senior Member and founder of Gintel & Co., a member of the National Association of Securities Dealers and associate member of the American Stock Exchange, and Chairman of the Board and Chief Executive Officer of Gintel Fund. He holds a B.A. degree from Columbia College and an M.B.A. from the Harvard Business School. Mr. Gintel has served on the Board of Directors of several New York Stock Exchange listed corporations. He has lectured and written articles on investments and has appeared on Wall Street Week and other television and radio programs.

Edward F. Carroll
     Ed Carroll joined Gintel Asset Management, Inc. in 1983 and is a member of Gintel & Co. Previously, Mr. Carroll had his own consulting firm specializing in global energy issues and was on the staff of the Ford Foundation, where he was directly responsible for all energy-related investments. Mr. Carroll's 40-year career includes experience as an analyst with the Wall Street firms, Halle & Steiglitz, Henry Hentz & Company, and E.F. Hutton. He holds a B.G.S. degree from the University of Connecticut.

R. Baxter Brown
     Baxter Brown was an original partner of Robert Gintel and co-founder of Gintel & Co. After seventeen years as Chief Executive Officer of Baxter Brown & Company and Brown Asset Management, he rejoined the Gintel Group. Mr. Brown is Senior Vice President of Gintel Asset Management Inc. and a member of Gintel & Co. He began his career in 1956 with the NYSE firm of J.C. Bradford & Co. and became a general partner of that firm. He holds a B.A. degree in Economics and Business Administration from Vanderbilt University.

Julius M. Ridgway, Jr.
     Julius Ridgway joined Gintel Asset Management, Inc. in October 2000 as Vice President, after spending two years as principal of his own investment advisory firm, Ridgway Capital Management, LLC. Prior to becoming an investment professional, he spent nine years in banking and real estate. Mr. Ridgway holds a B.A. degree from the University of Mississippi, an M.B.A. from Millsaps College and an M.Sc. in Accounting and Finance from the London School of Economics.



GINTEL FUND  Trustees and Officers

Robert M. Gintel                Chairman, Trustee, and Chief Executive Officer
                                Chairman and Chief Executive Officer, Gintel Asset
                                Management, Inc.;  Senior Member and Chief Executive Officer,
                                Gintel & Co.

Thomas H. Lenagh                Trustee
                                Financial Consultant; formerly Chairman and
                                Chief Executive Officer of Greiner
                                Engineering Co.; Director, Adams Express Co.,
                                Petroleum & Resources, Inc., ICN Pharmaceuticals, Inc.,
                                Clemente Strategic Fund, ASD Group, Inrad Corporation.

Francis J. Palamara             Trustee
                                Business Consultant; previously Director and Executive
                                Vice President of ARA Services, Inc.; formerly Executive
                                Vice President and Chief Operating Officer of the New York
                                Stock Exchange, Inc.; Director, Glenmede Fund.

Russel R. Taylor                Trustee
                                Associate Professor of Management and Marketing, Director
                                of H.W. Taylor Institute of Entrepreneurial Studies, College
                                of New Rochelle; Founder of Russel Taylor, Inc.

Stephen G. Stavrides            Trustee, President, and Treasurer President, Gintel Asset
                                Management, Inc.; Member and President, Gintel & Co.

Fay Dallas-Browne               Secretary and Assistant Treasurer



Investment Advisor                     Gintel Group
Gintel Asset Management, Inc.          Firstar Mutual Fund Services, LLC
6 Greenwich Office Park                P.O. Box 701
Greenwich, CT 06831-5197               Milwaukee, WI 53201-0701
203-622-6400                           800-344-3092